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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): December 5, 2007

                                Aehr Test Systems
             (Exact name of Registrant as specified in its charter)

          California                    000-22893             94-2424084
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                         Identification Number)

                               400 Kato Terrace
                           Fremont, California 94539
         (Address of principal executive offices, including zip code)

                                 510-623-9400
             (Registrant's telephone number, including area code)

                                     N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
            FISCAL YEAR.

            On December 5, 2007, Aehr Test Systems (the "Company"), pursuant to resolutions of its Board of Directors, adopted an amendment to Section 8.4 of Article VIII of the Company's Bylaws to permit the Company to issue uncertificated securities. The amendments were adopted in order to comply with NASDAQ Rule 4305(l), which requires NASD listed issuers to be eligible
to participate in a Direct Registration System (DRS).   Filed with this Form
8-K as Exhibit 99.1 is a copy of the Resolutions of the Company's Board of Directors adopted on December 5, 2007 relating to the amendment to its Bylaws, which contain the specific amendments to the Bylaws, and which are incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

        (d)  Exhibits.

             Exhibit No.    Description
             -----------    ---------------------------------------------
             99.1           Resolutions of the Board of Directors of Aehr
                            Test Systems adopted on December 5, 2007 relating to amendment to its Bylaws.

             99.2           Bylaws of Aehr Test Systems as amended through
                            December 5, 2007.



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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Aehr Test Systems
                                                 (Registrant)
Date:  December 5, 2007
                                          By:  /S/ GARY L. LARSON
                                              -----------------------------
                                              Gary L. Larson
                                              Vice President of Finance and
                                              Chief Financial Officer


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                              EXHIBIT INDEX
Exhibit
Number                         Description
-------  ------------------------------------------------------------------

99.1 Resolutions of the Board of Directors of Aehr Test Systems adopted on December 5, 2007 relating to amendment to its Bylaws.

99.2     Bylaws of Aehr Test Systems as amended through December 5, 2007.